Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the filing of the Annual Report of MediaBay, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 (the "Report"), I, Jeffrey Dittus, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Dittus
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Jeffrey Dittus
Chief Executive Officer                                   Date: April 14, 2004

A signed original of this written statement required by Section 906 has been provided to MediaBay, Inc. and will be retained by MediaBay, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.